UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Kevin Keeley

141 West Jackson Boulevard

Suite 2150

Chicago, IL 60604

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-786-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

Annual Report

September 30, 2022

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.keeleyfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com.

KEELEY FUNDS

(Unaudited)

	Class A Shares						Class I Shares
	Average Annual Returns — September 30, 2022(a)(b)						Average Annual Returns — September 30, 2022(a)

	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
KEELEY Small Cap Dividend Value Fund	(16.09)%	1.38%	6.44%	8.66%	1.60%	1.42%	(11.97)%	2.57%	7.20%	9.32%	1.35%	1.17%
KEELEY Small-Mid Cap Value Fund	(22.45)	1.25	6.57	5.64	1.67	1.43	(18.61)	2.43	7.33	6.23	1.42	1.18
KEELEY Mid Cap Dividend Value Fund	(13.25)	2.67	8.41	10.05	1.38	1.20	(8.96)	3.87	9.18	10.78	1.13	0.95

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. The prospectuses contain expense reimbursement information and should be read carefully before investing. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 28, 2022. The contractual reimbursements are in effect through February 28, 2023.

(b)	Includes the effect of the maximum 4.50% sales charge at the beginning of the period.

Inception Dates
	Class A Shares	Class I Shares
KEELEY Small Cap Dividend Value Fund	12/01/09	12/01/09
KEELEY Small-Mid Cap Value Fund	08/15/07	08/15/07
KEELEY Mid Cap Dividend Value Fund	10/03/11	10/03/11

The KEELEY Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.keeleyfunds.com or by calling the Funds at 800-422-3554. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-422-3554; (ii) writing to The KEELEY Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Small Cap Dividend Value Fund

To Our Shareholders,

The Fed’s efforts to control inflation that was less transitory than it expected and ramped up as a result of Russia’s invasion of Ukraine led to rising interest rates and falling prices of financial assets. Multiple contraction has accounted for the vast majority of the declines so far, but earnings expectations have started to fall. In this difficult environment value stocks have substantially outperformed growth stocks and dividend-paying stocks have outperformed the overall universe. The Fund’s outperformance over the last year reflects the more stable nature of the dividend universe as well as some pretty good stock picking.

The decline has been large enough to bring valuations to below average levels for the overall market and extremely attractive levels for small cap stocks. For that reason, we are optimistic about performance over the next several years.

It seems like a lot has changed in the last year and not much of it for the better. While the subject of this letter is financial markets, we are sure that many agree with this sentiment more broadly. The root of these worries has been the surge in inflation to levels not seen in decades. While we had thought that inflation would prove less transient than the Fed was suggesting a year ago, we thought it would moderate a little. The Russian invasion of Ukraine, however, drove inflation to new levels. While Russia and Ukraine are not important countries from an economic activity standpoint (they rank #11 and #60 by GDP), they are important producers of a few energy and agricultural commodities that contribute to inflation. Russia is the #1 exporter of natural gas, the #2 exporter of oil, and the #1 exporter of wheat. Ukraine ranks #5 in both corn and wheat. The resulting disruption to the supplies of these important commodities fueled a spike in inflation and the higher costs of these goods will pinch consumer spending around the world. This has led to slower growth and may lead to a recession.

Higher inflation translates into higher interest rates through two mechanisms. First, the Federal Reserve sees its number one priority as creating price stability and therefore is taking measures to reduce inflation by raising short term rates. Second, even if there were no Fed, investors would demand higher rates as compensation for an expected loss of purchasing power. Higher rates mean lower bond prices and we saw a 17% decline over the last twelve months in the Bloomberg US Aggregate Bond Index, the worst performance for that bond market benchmark since it started in 1976.

Higher rates also often mean lower stock prices. The inverse of a P/E ratio is an E/P ratio which is the earnings yield. Higher yields on bonds should mean higher yields on stocks. If earnings do not change, prices must decline. And they have over the last year. The S&P 500 Index fell 15.5% while the Russell 2000 index of smaller companies fell 23.5%. Midcaps performed in between with a 19.4% decline. The losses were widespread with nine of eleven sectors declining; Energy and Utilities rose. Value stocks performed much better than growth stocks. The Russell 2000 Value Index declined 17.7%, 11.6 percentage points better than the 29.3% fall in the Russell 2000 Growth Index. Value stocks also outperformed in the Russell Top 200 and Russell Midcap Indices.

Losses were not confined to the US as the MSCI EAFE Index was down 13.5% and the MSCI Emerging Markets Index declined 23.7%. Overall, it was a very difficult year for investors in financial assets.

The good thing about declines in the market of this magnitude is that they are unusual. In only 5% of the 341 rolling four quarter periods since 1937 has the S&P fallen more than 15%. The better thing about declines of this magnitude is that they set up good returns going forward. In the four quarters following a 15%+ decline, the S&P 500 has been up 81% of the time with an average gain of nearly 21%. This is not meant to say that the market always rebounds from a sharp drop. Indeed, when we look at the two bear markets since 2000, we see that the market did not bottom in the quarter with the first 15% year-over-year decline. In the 2000-2003 downturn, it did not bottom until more than a year later and almost 30% lower on a quarter end basis. In the 2008-2009 decline, the bottom came two quarters after the 15% year over year decline and about 31% lower on a quarter end basis.

Even so, the multiple compression seen in declines typically sets up the rebound. At year end, the S&P traded at a forward P/E multiple of 21.5x. This is in the top quintile of its valuation range since 1999. When it has been in the top quintile, forward twelve month returns have been negative, on average. With the drop in stock prices, the market now trades in the middle quintile. This has typically been associated with positive returns. Using this analysis to look at small caps vs. large caps tells an even more compelling story. At the end of September, the P/E multiple for the S&P 600 Small Cap index was 10.4x compared to 15.2x for the S&P 500, a relative P/E of 0.69. This is in the cheapest quintile since 1999. In past periods when the relative P/E was this low, the S&P 600 went on to outperform the S&P 500 by twelve percentage points. To be candid, we could have made this same observation a year ago and it did not happen. We believe it ultimately will.

Portfolio Results

In the fiscal year ended September 30, 2022, the Keeley Small Cap Dividend Value Fund fell 12.1% compared with a 18.6% decline in its benchmark, the Russell 2000 Value Index. While we do not like to lose money, protecting better on the downside is an important part of creating superior long term returns. We designed the Fund for these types of market conditions, but it is nice when the plan works.

We are also heartened that performance exceeded benchmarks in a rising rate environment. When we have spoken with investors in the past, they expressed concerns about how the Fund might perform as rates rose. Would it prove to be very interest rate sensitive in a bad way? Indeed, performance did not live up to our expectations during “Taper Tantrum” in 2013. We think we learned some lessons then and the Fund did better during the 2015-2018 rate hikes. It has performed even better this time. In fact, it has even outperformed the major bond indices! Progress.

When we break down relative performance, we look at three factors: Strategy Effectiveness (Dividends vs. Non-Dividends), Sector Allocation, and Stock Selection. These are all somewhat integrated, but we can pull them apart enough to discuss the important drivers of performance. Over the last year, dividend paying stocks within the Russell 2000 Value Index outperformed stocks of companies that do not pay dividends. In addition, the Fund’s relative performance benefitted from the impact of both Sector Allocation and Stock Selection decisions with about two-thirds of the relative outperformance coming from Stock Selection.

The Sector Allocation effect primarily came from underweighting the Health Care and Communications Services sectors and a little from the benefit of the Fund’s small cash position in a falling market. More specifically in the Health Care sector, the Fund was underweighted because it did not own any biotechnology stocks which make up about half the sector weight in the benchmark and were down sharply. None of these companies pay dividends so they do not fit into our investment framework. This factor added about 100 basis points to relative performance.

The Stock Selection effect contributed the most to relative performance in the Communications Services, Health Care, Consumer Discretionary, and Financials sectors while Consumer Staples was the only material detractor.

●     The Communications Services sector is one of the smallest sectors within the benchmark and was by far the worst performing. In addition to traditional communications companies, it includes internet, digital media and other media, and entertainment companies. These performed poorly. In addition, it includes AMC Entertainment, the movie theater chain and one time meme stock. Its fall from grace over the last year added about 80 basis points to relative performance. In last year’s letter we noted that AMC had been a 90 basis point headwind to relative performance.

●     Not owning biotechnology stocks was only one of the reasons for the positive Selection effect in Health Care. In a sector that was down more than 30% (probably mid-20s excluding biotechnology), all four of the Fund’s holdings in the sector outperformed. In fact, Ensign Group (2.3% of net assets as of September 30, 2022), a leading operator of nursing homes, was up over the last year as it recovered from pandemic related occupancy weakness.

●     Consumer Discretionary was another sector where the index’s holdings fell more than 30%. While sharp drops in the shares of Aaron’s and Culp detracted from performance, the other eight stocks the Fund held during the year performed better than the overall sector. The highlight was Del Taco Restaurants which rose more than 40% after it agreed to be acquired in an all-cash deal by another Fund holding, Jack in the Box (1.4)%.

●     It might be a little surprising that the Financials sector was the fourth best performing sector within the benchmark because it performed badly in some recent corrections. The Fund’s holdings held up even better. It is a large sector and the Fund held twenty-four stocks in it at some point in the year. While the Fund had a few clunkers such as asset manager BrightSphere (0.9)% and insurance company James River (1.1)%, it had six stocks that were up and a bunch more that declined less than average. Unlike some of the other sectors we discussed and similar to Consumer Discretionary, outperformance in Financials was more diversified.

●     Consumer Staples is another small sector in the small cap indices and performed well, trailing only Energy and Utilities. The Fund’s holdings did not prove as defensive as the overall sector. Most of the weakness came from relatively new holding Spectrum Brands (1.2)%, which fell sharply after the Department of Justice indicated that it would challenge the sale of the company’s Hardware and Home Improvement business to Assa Abloy on antitrust grounds.

We are optimistic and excited about what the future holds for the Keeley Small Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

				Since
				Inception
	1 Year	5 Year	10 Year	(12/1/09)
Small Cap Dividend Value Fund Class A	(16.09)%	1.38%	6.44%	8.66%
Russell 2000 Value Index	(17.69)	2.87	7.94	9.24

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2022, the proforma expense ratio for Class A Shares is 1.60%, and the net expense ratio is 1.42% after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 23 for the expense ratios for the year ended September 30, 2022. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP DIVIDEND VALUE FUND

CLASS A AND THE RUSSELL 2000 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	(16.09)%	1.38%	6.44%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Mid Cap Value Fund (Unaudited)

To Our Shareholders,

The Fed’s efforts to control inflation that was less transitory than it expected and ramped up as a result of Russia’s invasion of Ukraine led to rising interest rates and falling prices of financial assets. Multiple contraction has accounted for the vast majority of the declines so far, but earnings expectations have started to fall. In this difficult environment, value stocks have substantially outperformed growth stocks, but smaller company stocks have lagged those of the large caps. This environment has been challenging for the Fund’s portfolio of companies in transition. The bright spots came from a couple of companies that were acquired and the Energy holdings we have accumulated after a period of consolidation, restructuring, and bankruptcy in that industry. On the other hand, the slowdown in growth created challenges for a larger collection of companies that found it more difficult to execute turnaround initiatives and spin-off companies trying find their footing as newly public companies.

The decline has been large enough to bring valuations to below average levels for the overall market and extremely attractive levels for small cap stocks. Furthermore, the Fund’s focus on companies engaged in deep corporate restructuring has been a headwind. After a long period of outperformance, spin-offs, for example, have lagged the market over the last several years. We think the underpinnings of the corporate restructuring investment strategy are sound and expect a rebound in relative performance. For those reasons, we are optimistic about performance over the next several years.

It seems like a lot has changed in the last year and not much of it for the better. While the subject of this letter is financial markets, we are sure that many agree with this sentiment more broadly. The root of these worries has been the surge in inflation to levels not seen in decades. While we had thought that inflation would prove less transient than the Fed was suggesting a year ago, we thought it would moderate a little. The Russian invasion of Ukraine, however, drove inflation to new levels. While Russia and Ukraine are not important countries from an economic activity standpoint (they rank #11 and #60 by GDP), they are important producers of a few energy and agricultural commodities that contribute to inflation. Russia is the #1 exporter of natural gas, the #2 exporter of oil, and the #1 exporter of wheat. Ukraine ranks #5 in both corn and wheat. The resulting disruption to the supplies of these important commodities fueled a spike in inflation and the higher costs of these goods will pinch consumer spending around the world. This has led to slower growth and may lead to a recession.

Higher inflation translates into higher interest rates through two mechanisms. First, the Federal Reserve sees its number one priority as creating price stability and therefore is taking measures to reduce inflation by raising short term rates. Second, even if there were no Fed, investors would demand higher rates as compensation for an expected loss of purchasing power. Higher rates mean lower bond prices and we saw a 17% decline over the last twelve months in the Bloomberg US Aggregate Bond Index, the worst performance for that bond market benchmark since it started in 1976.

Higher rates also often mean lower stock prices. The inverse of a P/E ratio is an E/P ratio which is the earnings yield. Higher yields on bonds should mean higher yields on stocks. If earnings do not change, prices must decline. And they have over the last year. The S&P 500 Index fell 15.5% while the Russell 2000 Index of smaller companies fell 23.5%. Midcaps performed in between with a 19.4% decline. The losses were widespread with nine of eleven sectors declining; Energy and Utilities rose. Value stocks performed much better than growth stocks. The Russell 2500 Value Index declined 15.4%, fourteen percentage points better than the 29.4% fall in the Russell 2500 Growth Index. Value stocks also outperformed in the Russell Top 200, Russell Midcap, and Russell 2000 Indices.

Losses were not confined to the US as the MSCI EAFE index was down 13.5% and the MSCI Emerging Markets index declined 23.7%. Overall, it was a very difficult year for investors in financial assets.

The good thing about declines in the market of this magnitude is that they are unusual. In only 5% of the 341 rolling four quarter periods since 1937 has the S&P fallen more than 15%. The better thing about declines of this magnitude is that they set up good returns going forward. In the four quarters following a 15%+ decline, the S&P 500 has been up 81% of the time with an average gain of nearly 21%. This is not meant to say that the market always rebounds from a sharp drop. Indeed, when we look at the two bear markets since 2000, we see that the market did not bottom in the quarter with the first 15% year-over-year decline. In the 2000-2003 downturn, it did not bottom until more than a year later and almost 30% lower on a quarter end basis. In the 2008-2009 decline, the bottom came two quarters after the 15% year over year decline and about 31% lower on a quarter end basis.

Even so, the multiple compression seen in declines typically sets up the rebound. At year end, the S&P traded at a forward P/E multiple of 21.5x. This is in the top quintile of its valuation range since 1999. When it has been in the top quintile, forward twelve month returns have been negative, on average. With the drop in stock prices, the market now trades in the middle quintile. This has typically been associated with positive returns. Using this analysis to look at small caps vs. large caps tells an even more compelling story. At the end of September, the P/E multiple for the S&P 600 Small Cap index was 10.4x compared to 15.2x for the S&P 500, a relative P/E of 0.69. This is in the cheapest quintile since 1999. In past periods when the relative P/E was this low, the S&P 600 went on to outperform the S&P 500 by twelve percentage points. To be candid, we could have made this same observation a year ago and it did not happen. We believe it ultimately will.

Portfolio Results

In the fiscal year ended September 30, 2022, the Keeley Small Mid Cap Value Fund fell 22.5% compared with a 15.4% decline in its benchmark, the Russell 2500 Value Index.

We look at performance as a combination of three factors: Strategy Effectiveness (did the types of stocks we invest in, specifically spin-offs out/underperform?), Sector Allocation (is the fund overweight/underweight sectors that out/underperform?) and Stock Selection (do the stocks the Fund owns out/underperform those in the sector in the benchmark?). For the Keeley Small Mid Cap Value Fund, Strategy Effectiveness was negative, Sector Allocation was positive, and Stock Selection detracted. The main drivers of the positive Allocation effect were the Fund’s overweight position in Energy as well as a slight benefit from cash in a falling market. The Fund’s holdings outperformed in only four of the eleven sectors. The Fund saw significant performance shortfalls from Stock Selection in Industrials, Health Care, and Technology and lagged by a little in four other sectors.

●     A combination of restructuring stories that did not execute as expected and spin-offs that were not well received led the Industrials sector to be the Fund’s biggest detractor from relative performance. We had expected Harsco to be able to sell its rail equipment business and reduce debt, but missteps there and in its other divisions led earnings to fall sharply. We think the spin-off of GXO Logistics (1.1% of net assets as of 09/30/22) from XPO Logistics and XPO’s pending spinoff of its truck brokerage business will eventually create a lot of value, but a tougher freight environment and the economic slowdown in Europe has caused some near term concerns about the profit outlook that led to a  sinking stock price at both companies. The Fund had some bright spots such as takeover of Nielsen as well as some other disappointments with Fortune Brands (1.2)% and IAA (0.7)%.

●     We can attribute the lion’s share of the disappointing relative performance in the Health Care sector to the sharp drop in the shares of Bausch Health. We had thought that the carve-out and eventual spin-off of the Bausch & Lomb eyecare business would unlock value and allow Bausch Health to reduce debt. Unfortunately, results at Bausch & Lomb were slightly disappointing which led to a smaller IPO for that company and less leverage reduction for Bausch Health. In addition, Bausch Health saw some negative developments in a patent case involving its largest product. Bausch was not the only disappointment in the sector as recent spin-off ZimVie (0.8)% and seasoned spin-off Pennant Group (1.1)% saw their earnings and shares come under pressure due to foreign exchange and labor inflation, respectively.

●     Sharp drops in two stocks accounted for most of the underperformance in the Technology sector. Class of 2022 spin-off Cognyte, a security software company, ran into sales execution and supply chain issues which drove reductions in sales and earnings expectations and ultimately the share price. That was not the case at Vontier (1.0)%, a spin-off from Fortive in 2020 that supplies equipment to gas stations and convenience stores. It has largely met expectations but has seen its multiple contract sharply. Elsewhere in the sector, stock price performance was similar to the overall sector except for CDK Global. It rose significantly after it agreed to be acquired in an all-cash deal by funds associated with Brookfield Asset Management.

●     The Stock Selection effect was slightly positive in Energy, Communication Services, Financials, and Real Estate, and slightly negative in Materials, Consumer Staples, Consumer Discretionary, and Utilities.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Small Mid Cap Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

				Since
				Inception
	1 Year	5 Year	10 Year	(8/15/07)
Small-Mid Cap Value Fund Class A	(22.45)%	1.25%	6.57%	5.64%
Russell 2500 Value Index	(15.35)	3.78	8.41	6.60

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2500 Value Index is an unmanaged index that measures the performance of the small-to mid-cap value segment of the U.S. equity market universe and includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2022, the gross expense ratio for Class A Shares is 1.67%, and the net expense ratio is 1.43%, after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 24 for the expense ratios for the year ended September 30, 2022. Class A Shares have a maximum sales charge of 4.50% which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL-MID CAP VALUE FUND CLASS A

AND THE RUSSELL 2500 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	(22.45)%	1.25%	6.57%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mid Cap Dividend Value Fund

To Our Shareholders,

The Fed’s efforts to control inflation that was less transitory than it expected and ramped up as a result of Russia’s invasion of Ukraine led to rising interest rates and falling prices of financial assets. Multiple contraction has accounted for the vast majority of the declines so far, but earnings expectations have started to fall. In this difficult environment value stocks have substantially outperformed growth stocks and dividend paying stocks have outperformed the overall universe. The Fund’s outperformance over the last year reflects the more stable nature of the dividend universe as well as some pretty good stock picking.

The decline has been large enough to bring valuations to below average levels for the overall market and extremely attractive levels for small cap stocks. For that reason, we are optimistic about performance over the next several years.

It seems like a lot has changed in the last year and not much of it for the better. While the subject of this letter is financial markets, we are sure that many agree with this sentiment more broadly. The root of these worries has been the surge in inflation to levels not seen in decades. While we had thought that inflation would prove less transient than the Fed was suggesting a year ago, we thought it would moderate a little. The Russian invasion of Ukraine, however, drove inflation to new levels. While Russia and Ukraine are not important countries from an economic activity standpoint (they rank #11 and #60 by GDP), they are important producers of a few energy and agricultural commodities that contribute to inflation. Russia is the #1 exporter of natural gas, the #2 exporter of oil, and the #1 exporter of wheat. Ukraine ranks #5 in both corn and wheat. The resulting disruption to the supplies of these important commodities fueled a spike in inflation and the higher costs of these goods will pinch consumer spending around the world. This has led to slower growth and may lead to a recession.

Higher inflation translates into higher interest rates through two mechanisms. First, the Federal Reserve sees its number one priority as creating price stability and therefore is taking measures to reduce inflation by raising short term rates. Second, even if there were no Fed, investors would demand higher rates as compensation for an expected loss of purchasing power. Higher rates mean lower bond prices and we saw a 17% decline over the last twelve months in the Bloomberg US Aggregate Bond Index, the worst performance for that bond market benchmark since it started in 1976.

Higher rates also often mean lower stock prices. The inverse of a P/E ratio is an E/P ratio which is the earnings yield. Higher yields on bonds should mean higher yields on stocks. If earnings do not change, prices must decline. And they have over the last year. The S&P 500 Index fell 15.5% while the Russell 2000 Index of smaller companies fell 23.5%. Midcaps performed in between with a 19.4% decline. The losses were widespread with nine of eleven sectors declining; Energy and Utilities rose. Value stocks performed much better than growth stocks. The Russell Midcap Value Index declined 13.6%, 15.9 percentage points better than the 29.5% fall in the Russell Midcap Growth Index. Value stocks also outperformed in the Russell Top 200 and Russell 2000 Indices.

Losses were not confined to the US as the MSCI EAFE Index was down 13.5% and the MSCI Emerging Markets Index declined 23.7%. Overall, it was a very difficult year for investors in financial assets.

The good thing about declines in the market of this magnitude is that they are unusual. In only 5% of the 341 rolling four quarter periods since 1937 has the S&P fallen more than 15%. The better thing about declines of this magnitude is that they set up good returns going forward. In the four quarters following a 15%+ decline, the S&P 500 has been up 81% of the time with an average gain of nearly 21%. This is not meant to say that the market always rebounds from a sharp drop. Indeed, when we look at the two bear markets since 2000, we see that the market did not bottom in the quarter with the first 15% year-over-year decline. In the 2000-2003 downturn, it did not bottom until more than a year later and almost 30% lower on a quarter end basis. In the 2008-2009 decline, the bottom came two quarters after the 15% year over year decline and about 31% lower on a quarter end basis.

Even so, the multiple compression seen in declines typically sets up the rebound. At year-end, the S&P traded at a forward P/E multiple of 21.5x. This is in the top quintile of its valuation range since 1999. When it has been in the top quintile, forward twelve month returns have been negative, on average. With the drop in stock prices, the market now trades in the middle quintile. This has typically been associated with positive returns. Using this analysis to look at small caps vs. large caps tells an even more compelling story. At the end of September, the P/E multiple for the S&P 400 Mid Cap index was 11.2x compared to 15.2x for the S&P 500, a relative P/E of 0.74. This is in the cheapest quintile since 1999. In past periods when the relative P/E was this low, the S&P 400 went on to outperform the S&P 500 by twelve percentage points. To be candid, we could have made this same observation a year ago and it did not happen. We believe it ultimately will.

Portfolio Results

In the fiscal year ended September 30, 2022, the Keeley Mid Cap Dividend Value Fund fell 13.3% compared with a 13.6% decline its benchmark, the Russell Midcap Value Index. We are encouraged by the better relative performance in a difficult market as it helps to build a superior long term record and is less stressful for our shareholders.

When we look at the components of relative performance, we usually disaggregate it into three factors: Strategy Effectiveness (Dividends vs. Non-Dividends), Sector Allocation, and Stock Selection. These are all somewhat integrated, but we can pull them apart to discuss the important drivers of performance. Over the last year, dividend paying stocks within the Russell Midcap Value Index outperformed stocks of companies that do not pay dividends. In addition, we are pleased that both Sector Allocation and Stock Selection added to performance and doubly pleased that Stock Selection accounted for about 75% of the relative outperformance.

The benefit from Sector Allocation arose from three factors: a slight overweight position in the Energy sector, a slight underweight position in the Technology sector, and the impact of the Fund’s small cash position in a falling market. Given our general bias toward sector neutrality and the impact of cash in a falling market, the Allocation effect was more positive this year than usual.

The Stock Selection effect (plus the Interaction effect for those really into investment performance calculations) was strongly positive and was broad-based. The Selection effect was positive in eight of eleven sectors with the biggest impact in Financials, Communication Services, and Technology. The largest detractor from relative performance was the Consumer Discretionary sector.

●     Outperformance in the Financials sector was broad based with twelve of the thirteen stocks the Fund held during the year outperforming the sector within the Russell Midcap Value Index. Performance was led by long time holding insurance brokerage AJ Gallagher (0.6% of net assets), which benefitted from a large accretive acquisition, and life insurance reinsurer Reinsurance Group of America, which rebounded from a sharp earnings drop last year from the cost of COVID-related deaths. The only stock to lag was Discover Financial, which fell more than the sector on concerns that rising inflation would stress consumers and lead to rising credit costs.

●     The Communications Services sector is a small one within the benchmark and was the worst performing one over the last year. The Fund holds only two stocks so price changes in one stock have a huge impact on the Fund’s relative performance in the sector. In this case, a  gain in the shares of Nexstar Media (1.5%) resulted in a gain for the Fund within the sector leading to a great deal of outperformance. The stock reacted well to strong earnings, signals that political advertising spending would remain elevated, and the announcement of an accretive acquisition.

●     Not only did the Fund benefit from a slight underweight position in Technology, but Stock Selection within Technology was good. Five of the Fund’s six holdings outperformed the Technology sector within the Russell Midcap Value Index. This was led by the strong performance of CDK Global as it agreed to be acquired by Brookfield Asset Management during the year. This made it one of the top five performers for the Fund and the other four were all Energy stocks.

●     The Consumer Discretionary sector saw the biggest negative impact from the Selection effect. It was the second worst performing sector overall and the Fund’s holdings in retail oriented stocks such as Bath & Body Works (1.0%), Victoria’s Secret (0.9%), and PVH (0.9%) all materially underperformed. This happened as concerns rose about how consumers would manage in the worst inflation we have seen in decades.

●     The Fund outperformed by solid but more modest amounts in the Energy, Health Care, Consumer Staples, and Materials sectors and underperformed by a little in the Utilities sector.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Mid Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

				Since
				Inception
	1 Year	5 Year	10 Year	(10/3/11)
Mid Cap Dividend Value Fund Class A	(13.25)%	2.67%	8.41%	10.05%
Russell MidCap Value Index	(13.56)	4.76	9.44	11.11

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell MidCap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2022, the gross expense ratio for Class A Shares is 1.38%, and net expense ratio is 1.20% after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 25 for the expense ratios for the year ended September 30, 2022. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP DIVIDEND VALUE FUND CLASS A AND THE RUSSELL MIDCAP VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	(13.25)%	2.67%	8.41%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KEELEY Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2022 through September 30, 2022

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2022.

Expense Table

		Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Annualized Expense Ratio	Expenses Paid During Period*
KEELEY Small Cap Dividend Value Fund
Class A	$1,000.00	$836.60	1.29%	$5.94	$1,000.00	$1,018.60	1.29%	$6.53
Class I	$1,000.00	$837.10	1.04%	$4.79	$1,000.00	$1,019.85	1.04%	$5.27
KEELEY Small-Mid Cap Value Fund
Class A	$1,000.00	$809.30	1.39%	$6.30	$1,000.00	$1,018.10	1.39%	$7.03
Class I	$1,000.00	$810.50	1.14%	$5.17	$1,000.00	$1,019.35	1.14%	$5.77
KEELEY Mid Cap Dividend Value Fund
Class A	$1,000.00	$846.25	1.20%	$5.55	$1,000.00	$1,019.05	1.20%	$6.07
Class I	$1,000.00	$847.37	0.95%	$4.40	$1,000.00	$1,020.31	0.95%	$4.81

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2022:

KEELEY Small Cap Dividend Value Fund

Banking	17.8%	Paper and Forest Products	1.4%
Financial Services	16.4%	Automotive	1.3%
Energy and Utilities	15.0%	Equipment and Supplies	1.3%
Diversified Industrial	10.9%	Consumer Services	1.3%
Health Care	9.9%	Hotels and Gaming	1.2%
Business Services	6.4%	Electronics	0.9%
Consumer Products	3.9%	Metals and Mining	0.9%
Retail	2.7%	Other Assets and Liabilities (Net)	(0.0)%*
Computer Software and Services	2.4%		100.0%
Short Term Investment	2.2%
Building and Construction	2.1%
Broadcasting	2.0%	* Amount represents greater than (0.05)%.

KEELEY Small-Mid Cap Value Fund

Financial Services	18.6%	Retail	3.6%
Energy and Utilities	15.4%	Food and Beverage	3.0%
Health Care	12.4%	Short Term Investment	2.9%
Diversified Industrial	10.2%	Specialty Chemicals	2.5%
Business Services	6.2%	Broadcasting	1.6%
Building and Construction	4.8%	Communication Services	1.2%
Consumer Products	4.7%	Containers and Packaging	0.6%
Computer Software and Services	3.8%	Metals and Mining	0.6%
Banking	3.7%	Other Assets and Liabilities (Net)	0.5%
Hotels and Gaming	3.7%		100.0%

KEELEY Mid Cap Dividend Value Fund

Financial Services	17.0%	Consumer Products	2.5%
Energy and Utilities	16.9%	Electronics	2.4%
Health Care	9.8%	Automotive: Parts and Accessories	2.0%
Diversified Industrial	6.3%	Metals and Mining	1.6%
Specialty Chemicals	6.2%	Broadcasting	1.5%
Retail	4.2%	Banking	1.3%
Food and Beverage	4.1%	Consumer Services	1.2%
Business Services	4.0%	Equipment and Supplies	1.0%
Hotels and Gaming	3.5%	Containers and Packaging	0.9%
Short Term Investment	3.5%	Real Estate	0.8%
Building and Construction	3.4%	Other Assets and Liabilities (Net)	0.1%
Machinery	3.0%		100.0%
Computer Software and Services	2.8%

KEELEY Small Cap Dividend Value Fund

Schedule of Investments—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.8%
	Automotive — 1.3%
112,488	Standard Motor Products Inc.	$4,166,812	$3,655,860
	Banking — 17.8%
125,098	Atlantic Union Bankshares Corp.	3,967,480	3,800,477
169,874	Cadence Bank	2,539,957	4,316,498
61,774	Cambridge BanCorp.	5,376,765	4,925,859
166,005	Columbia Banking System Inc.	5,253,244	4,795,885
122,330	First BanCorp/Southern Pines NC	2,523,563	4,474,832
203,078	First Foundation Inc.	4,858,880	3,683,835
90,244	Independent Bank Group Inc.	4,478,777	5,540,079
174,491	OceanFirst Financial Corp.	4,216,524	3,252,512
153,488	South Plains Financial Inc.	3,554,998	4,230,129
132,021	The Bank of NT Butterfield & Son Ltd.	4,479,800	4,285,402
124,056	Timberland BanCorp Inc.	3,566,213	3,430,148
54,934	Wintrust Financial Corp.	3,012,932	4,479,868
		47,829,133	51,215,524
	Broadcasting — 2.0%
34,484	Nexstar Media Group Inc.	1,576,510	5,753,655

	Building and Construction — 2.1%
85,223	KB Home	1,842,261	2,208,980
239,580	Primoris Services Corp.	4,282,396	3,893,175
		6,124,657	6,102,155
	Business Services — 6.4%
125,680	ABM Industries Inc.	6,187,067	4,804,746
282,851	City Office REIT Inc.	3,283,772	2,820,025
218,594	Heartland Express Inc.	3,153,727	3,128,080
251,842	Outfront Media Inc., REIT	6,270,126	3,825,480
131,017	STAG Industrial Inc., REIT	3,495,911	3,724,813
		22,390,603	18,303,144
	Computer Software and Services — 2.4%
101,190	Progress Software Corp.	4,691,759	4,305,634
59,803	TTEC Holdings Inc.	3,933,958	2,649,871
		8,625,717	6,955,505
	Consumer Products — 3.9%
134,764	Kontoor Brands Inc.	3,287,874	4,529,418
96,703	Nu Skin Enterprises Inc., Cl. A	5,293,969	3,226,979
88,866	Spectrum Brands Holdings Inc.	5,050,777	3,468,440
		13,632,620	11,224,837
	Consumer Services — 1.3%
86,982	National Storage Affiliates Trust, REIT	2,553,938	3,616,712

	Diversified Industrial — 10.9%
41,109	EnPro Industries Inc.	4,074,938	3,493,443
80,044	Esab Corp.	3,875,051	2,670,268
241,192	Griffon Corp.	6,129,837	7,119,988
135,714	Hillenbrand Inc.	2,727,257	4,983,418
176,132	Maxar Technologies Inc.	4,678,896	3,297,191
90,509	Olin Corp.	1,263,604	3,881,026
98,786	Spirit AeroSystems Holdings Inc., Cl. A	4,328,825	2,165,389
			Market
Shares		Cost	Value

107,240	VSE Corp.	$4,564,885	$3,796,296
		31,643,293	31,407,019
	Electronics — 0.9%
41,420	Dolby Laboratories Inc., Cl. A	2,742,850	2,698,513

	Energy and Utilities — 15.0%
66,474	ALLETE Inc.	2,515,616	3,327,024
105,000	Argan Inc.	4,345,306	3,377,850
174,492	Atlantica Sustainable Infrastructure plc	2,873,780	4,589,140
66,119	Black Hills Corp.	3,749,844	4,478,240
161,716	ChampionX Corp.	3,582,372	3,164,782
37,833	Chord Energy Corp.	2,269,461	5,174,419
111,133	International Seaways Inc.	2,051,205	3,904,102
351,657	Primo Water Corp.	4,613,056	4,413,295
199,188	South Jersey Industries Inc.	5,926,930	6,656,863
465,387	TechnipFMC plc†	3,134,889	3,937,174
		35,062,459	43,022,889
	Equipment and Supplies — 1.3%
94,503	Cactus Inc., Cl. A	2,531,132	3,631,750

	Financial Services — 16.4%
128,487	Air Lease Corp.	3,558,821	3,984,382
272,438	Alpine Income Property Trust Inc., REIT	4,844,902	4,418,944
174,909	Brightsphere Investment Group Inc.	1,958,777	2,607,893
188,455	Enact Holdings Inc.	3,769,289	4,178,047
288,720	Global Net Lease Inc., REIT	4,565,893	3,074,868
137,034	James River Group Holdings Ltd.	4,339,230	3,125,746
142,941	Pacific Premier BanCorp Inc.	2,944,555	4,425,453
147,455	Provident Financial Services Inc.	1,938,538	2,875,373
159,455	Silvercrest Asset Management Group Inc., Cl. A	1,387,099	2,607,089
59,902	SouthState Corp.	5,284,758	4,739,446
103,584	Synovus Financial Corp.	2,469,560	3,885,436
159,882	Victory Capital Holdings Inc., Cl. A	5,347,015	3,726,850
169,035	Virtu Financial Inc., Cl. A	3,882,992	3,510,857
		46,291,429	47,160,384
	Health Care — 9.9%
233,285	CareTrust REIT Inc.	2,745,114	4,224,791
9,673	Chemed Corp.	3,668,861	4,222,845
134,916	Embecta Corp.	4,048,633	3,884,232
138,938	Perrigo Co. plc	6,200,085	4,954,529
329,798	Sabra Health Care REIT Inc.	3,684,335	4,326,950
83,640	The Ensign Group Inc.	1,473,944	6,649,380
		21,820,972	28,262,727
	Hotels and Gaming — 1.2%
28,352	Marriott Vacations Worldwide Corp.	2,643,556	3,454,975

	Metals and Mining — 0.9%
42,699	Kaiser Aluminum Corp.	1,132,573	2,619,584

See accompanying notes to financial statements.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments (Continued)—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Paper and Forest Products — 1.4%
323,836	Mercer International Inc.	$3,821,587	$3,983,183

	Retail — 2.7%
53,784	Jack in the Box Inc.	4,239,564	3,983,781
39,052	Penske Automotive Group Inc.	688,622	3,843,888
		4,928,186	7,827,669

	TOTAL COMMON STOCKS	259,518,027	280,896,085
			Market
Shares		Cost	Value
	SHORT TERM INVESTMENT — 2.2%
	Other Investment Companies — 2.2%
6,292,290	Fidelity Government Portfolio, Cl. I, 2.780%*	$6,292,290	$6,292,290

	TOTAL INVESTMENTS — 100.0%	$265,810,317	287,188,375
	Other Assets and Liabilities (Net) — (0.0)%		(99,087)
	NET ASSETS — 100.0%		$287,089,288

*	1 day yield as of September 30, 2022.

†	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS — 96.6%
	Banking — 3.7%
12,676	PacWest BanCorp.	$409,711	$286,478
23,589	Umpqua Holdings Corp.	413,225	403,136
5,148	Wintrust Financial Corp.	227,732	419,819
		1,050,668	1,109,433
	Broadcasting — 1.6%
2,790	Nexstar Media Group Inc.	146,394	465,511

	Building and Construction — 4.8%
6,578	Fortune Brands Home & Security Inc.	101,924	353,173
17,742	Summit Materials Inc., Cl. A†	612,020	425,098
6,304	The Howard Hughes Corp.†	515,183	349,179
19,758	Tri Pointe Homes Inc.†	202,976	298,543
		1,432,103	1,425,993
	Business Services — 6.2%
6,864	IAA Inc.†	211,265	218,618
4,938	Lamar Advertising Co., Cl. A, REIT	258,065	407,336
26,656	Outfront Media Inc., REIT	478,563	404,905
18,572	Vontier Corp.	518,687	310,338
3,932	WEX Inc.†	231,083	499,128
		1,697,663	1,840,325
	Communication Services — 1.2%
5,290	Ziff Davis Inc.†	541,897	362,259

	Computer Software and Services — 3.8%
2,751	Black Knight Inc.†	40,014	178,072
34,315	N-able Inc.†	469,164	316,728
4,908	TD SYNNEX Corp.	431,950	398,481
7,349	Verint Systems Inc.†	124,953	246,779
		1,066,081	1,140,060
	Consumer Products — 4.7%
6,072	Brunswick Corp.	315,797	397,412
12,450	Kontoor Brands Inc.	207,508	418,445
5,862	PVH Corp.	427,288	262,618
8,378	Spectrum Brands Holdings Inc.	445,930	326,993
		1,396,523	1,405,468
	Containers and Packaging — 0.6%
38,272	Ardagh Metal Packaging SA	284,192	185,236

	Diversified Industrial — 10.2%
8,184	Altra Industrial Motion Corp.	302,632	275,146
2,128	Chart Industries Inc.†	118,420	392,297
6,278	Crane Holdings Co.	606,747	549,576
11,026	Esab Corp.	615,527	367,827
9,134	GXO Logistics Inc.†	545,042	320,238
4,445	ITT Inc.	79,499	290,436
17,949	nVent Electric plc	438,103	567,368
6,172	XPO Logistics Inc.†	360,593	274,778
		3,066,563	3,037,666
	Energy and Utilities — 15.4%
11,438	Atlantica Sustainable Infrastructure plc	360,166	300,819
14,782	ChampionX Corp.	244,373	289,284
5,326	Chesapeake Energy Corp.	279,728	501,762
3,648	Chord Energy Corp.	216,746	498,937
1,422	Diamondback Energy Inc.	93,076	171,294
			Market
Shares		Cost	Value
4,224	Evergy Inc.	$227,649	$250,906
18,058	International Seaways Inc.	234,380	634,378
18,720	MDU Resources Group Inc.	383,120	511,992
14,476	NRG Energy Inc.	134,637	553,997
30,549	Primo Water Corp.	420,033	383,390
55,740	TechnipFMC plc†	478,255	471,560
		3,072,163	4,568,319
	Financial Services — 18.6%
13,926	Air Lease Corp.	287,284	431,845
13,785	Amerant BanCorp Inc.	231,970	342,419
22,442	Anzu Special Acquisition Corp. I, Cl. A†	221,551	220,605
18,226	Brightsphere Investment Group Inc.	270,146	271,750
24,597	Enact Holdings Inc.	505,863	545,315
24,638	Equitable Holdings Inc.	491,267	649,211
11,507	FS KKR Capital Corp.	154,886	195,044
7,214	Popular Inc.	391,896	519,841
5,853	SouthState Corp.	329,010	463,089
14,606	Synovus Financial Corp.	441,139	547,871
21,197	Tastemaker Acquisition Corp., Cl. A†	208,829	211,546
22,620	TLG Acquisition One Corp., Cl. A†	220,688	223,033
17,775	Virtu Financial Inc., Cl. A	433,219	369,187
8,579	Voya Financial Inc.	211,061	519,030
		4,398,809	5,509,786
	Food and Beverage — 3.0%
5,860	Lamb Weston Holdings Inc.	249,465	453,447
9,152	Molson Coors Beverage Co., Cl. B	409,951	439,204
		659,416	892,651
	Health Care — 12.4%
18,830	CareTrust REIT Inc.	211,873	341,011
13,478	Embecta Corp.	412,960	388,032
4,542	Enovis Corp.†	351,443	209,250
1,368	Laboratory Corp. of America Holdings	154,553	280,180
22,398	Organon & Co.	693,329	524,113
14,676	Perrigo Co. plc	660,928	523,346
27,962	Sabra Health Care REIT Inc.	371,861	366,862
6,158	The Ensign Group Inc.	261,319	489,561
31,346	The Pennant Group Inc.†	608,626	326,312
22,730	Zimvie Inc.†	454,289	224,345
		4,181,181	3,673,012
	Hotels and Gaming — 3.7%
9,634	Gaming and Leisure Properties Inc., REIT	242,383	426,208
12,868	VICI Properties Inc., REIT	248,253	384,110
4,620	Wyndham Hotels & Resorts Inc.	266,495	283,437
		757,131	1,093,755
	Metals and Mining — 0.6%
2,990	Kaiser Aluminum Corp.	59,970	183,436

	Retail — 3.6%
11,786	Bath & Body Works Inc.	537,945	384,224
3,741	Penske Automotive Group Inc.	60,560	368,227

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments (Continued)—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Retail (Continued)
10,795	Victoria’s Secret & Co.†	$596,380	$314,350
		1,194,885	1,066,801
	Specialty Chemicals — 2.5%
4,838	Ashland Inc.	22,093	459,465
10,756	Valvoline Inc.	20,390	272,557
		42,483	732,022

	TOTAL COMMON STOCKS	25,048,122	28,691,733

	WARRANTS — 0.0%
	Financial Services — 0.0%
7,906	Anzu Special Acquisition Corp. I, expire 12/31/27†	6,407	296
11,202	Tastemaker Acquisition Corp., expire 12/31/25†	7,997	1,108
			Market
Shares		Cost	Value

7,970	TLG Acquisition One Corp., expire 01/25/28†	$5,010	$398
		19,414	1,802
	TOTAL WARRANTS	19,414	1,802

	SHORT TERM INVESTMENT — 2.9%
	Other Investment Companies — 2.9%
856,121	Fidelity Government Portfolio, Cl. I, 2.780%*	856,121	856,121

	TOTAL INVESTMENTS — 99.5%	$25,923,657	29,549,656
	Other Assets and Liabilities (Net) — 0.5%		152,581
	NET ASSETS — 100.0%		$29,702,237

†	Non-income producing security.
*	1 day yield as of September 30, 2022.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS — 96.4%
	Automotive: Parts and Accessories — 2.0%
30,278	Allison Transmission Holdings Inc.	$1,138,827	$1,022,185
18,359	Autoliv Inc.	1,271,408	1,223,260
		2,410,235	2,245,445
	Banking — 1.3%
83,221	Umpqua Holdings Corp.	1,393,062	1,422,247

	Broadcasting — 1.5%
9,565	Nexstar Media Group Inc.	903,863	1,595,920

	Building and Construction — 3.4%
22,827	Fortune Brands Home & Security Inc.	1,007,659	1,225,582
43,992	KB Home	932,962	1,140,273
8,898	Vulcan Materials Co.	865,511	1,403,303
		2,806,132	3,769,158
	Business Services — 4.0%
62,026	Hudson Pacific Properties Inc., REIT	1,919,618	679,185
22,287	Lamar Advertising Co., Cl. A, REIT	1,512,638	1,838,455
21,644	Omnicom Group Inc.	1,720,832	1,365,520
4,152	Quanta Services Inc.	138,609	528,923
		5,291,697	4,412,083
	Computer Software and Services — 2.8%
84,868	NortonLifeLock Inc.	1,764,467	1,709,242
16,548	TD SYNNEX Corp.	1,433,744	1,343,532
		3,198,211	3,052,774
	Consumer Products — 2.5%
25,524	Brunswick Corp.	1,283,675	1,670,546
16,646	Hasbro Inc.	929,312	1,122,273
		2,212,987	2,792,819
	Consumer Services — 1.2%
21,533	Equity LifeStyle Properties Inc., REIT	733,561	1,353,134

	Containers and Packaging — 0.9%
194,224	Ardagh Metal Packaging SA	1,409,154	940,044

	Diversified Industrial — 6.3%
19,954	Crane Holdings Co.	1,999,165	1,746,773
20,293	ITT Inc.	787,317	1,325,945
34,536	Jabil Inc.	1,820,381	1,993,072
58,021	nVent Electric plc	1,355,911	1,834,044
		5,962,774	6,899,834
	Electronics — 2.4%
7,589	Agilent Technologies Inc.	297,829	922,443
13,703	Dolby Laboratories Inc., Cl. A	683,538	892,750
9,780	Skyworks Solutions Inc.	980,750	833,941
		1,962,117	2,649,134
	Energy and Utilities — 16.9%
22,956	Black Hills Corp.	1,331,606	1,554,810
54,494	ChampionX Corp.	1,223,182	1,066,447
18,730	Chesapeake Energy Corp.	959,125	1,764,553
21,044	Devon Energy Corp.	323,870	1,265,376
12,878	Diamondback Energy Inc.	662,630	1,551,284
25,442	Evergy Inc.	1,313,550	1,511,255
32,780	Exelon Corp.	1,461,427	1,227,939
			Market
Shares		Cost	Value

60,084	MDU Resources Group Inc.	$1,508,323	$1,643,297
46,051	NRG Energy Inc.	995,351	1,762,372
49,064	OGE Energy Corp.	1,238,805	1,788,873
5,171	Pioneer Natural Resources Co.	269,297	1,119,677
36,619	UGI Corp.	1,124,735	1,183,892
9,729	Valero Energy Corp.	343,303	1,039,544
		12,755,204	18,479,319
	Equipment and Supplies — 1.0%
17,756	The Timken Co.	1,085,974	1,048,314

	Financial Services — 17.0%
44,545	Air Lease Corp.	1,046,940	1,381,340
6,420	Ameriprise Financial Inc.	557,500	1,617,519
3,885	Arthur J. Gallagher & Co.	134,127	665,190
18,943	Comerica Inc.	934,269	1,346,847
16,010	Discover Financial Services	706,757	1,455,629
66,582	Equitable Holdings Inc.	1,320,386	1,754,436
23,462	Popular Inc.	1,277,947	1,690,672
23,392	Prosperity Bancshares Inc.	1,487,965	1,559,779
6,817	Reinsurance Group of America Inc.	619,277	857,647
21,211	SouthState Corp.	1,204,563	1,678,214
44,136	Synovus Financial Corp.	1,460,442	1,655,541
70,042	Virtu Financial Inc., Cl. A	1,546,692	1,454,772
25,813	Voya Financial Inc.	959,190	1,561,687
		13,256,055	18,679,273
	Food and Beverage — 4.1%
33,119	Conagra Brands Inc.	897,791	1,080,673
19,031	Lamb Weston Holdings Inc.	590,187	1,472,619
39,418	Molson Coors Beverage Co., Cl. B	1,810,496	1,891,670
		3,298,474	4,444,962
	Health Care — 9.8%
3,739	Chemed Corp.	1,540,555	1,632,298
22,180	Embecta Corp.	692,125	638,562
24,673	Encompass Health Corp.	1,222,080	1,115,960
46,994	Organon & Co.	1,479,696	1,099,660
51,932	Perrigo Co. plc	2,303,653	1,851,895
101,002	Sabra Health Care REIT Inc.	1,717,120	1,325,146
26,264	The Ensign Group Inc.	2,131,788	2,087,988
10,779	Universal Health Services Inc., Cl. B	1,244,622	950,492
		12,331,639	10,702,001
	Hotels and Gaming — 3.5%
7,015	Marriott Vacations Worldwide Corp.	319,509	854,848
63,408	VICI Properties Inc., REIT	1,218,960	1,892,729
18,230	Wyndham Hotels & Resorts Inc.	827,770	1,118,410
		2,366,239	3,865,987
	Machinery — 3.0%
36,129	BWX Technologies Inc.	1,734,407	1,819,818
20,928	Oshkosh Corp.	1,622,561	1,471,029
		3,356,968	3,290,847
	Metals and Mining — 1.6%
14,488	Franco-Nevada Corp.	1,327,708	1,731,026

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments (Continued)—September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Real Estate — 0.8%
32,973	Highwoods Properties Inc., REIT	$1,306,965	$888,952

	Retail — 4.2%
31,922	Bath & Body Works Inc.	1,788,401	1,040,657
87,981	Brixmor Property Group Inc., REIT	1,289,793	1,625,009
21,219	PVH Corp.	1,748,126	950,611
35,352	Victoria's Secret & Co.†	2,084,714	1,029,451
		6,911,034	4,645,728
	Specialty Chemicals — 6.2%
14,266	Ashland Inc.	1,113,057	1,354,842
12,759	FMC Corp.	566,485	1,348,626
47,344	Olin Corp.	682,365	2,030,111
15,616	RPM International Inc.	778,081	1,300,969
			Market
Shares		Cost	Value

28,536	Valvoline Inc.	$323,276	$723,102
		3,463,264	6,757,650
	TOTAL COMMON STOCKS	89,743,317	105,666,651

	SHORT TERM INVESTMENT — 3.5%
	Other Investment Companies — 3.5%
3,783,461	Fidelity Government Portfolio, Cl. I, 2.780%*	3,783,461	3,783,461

	TOTAL INVESTMENTS — 99.9%	$93,526,778	109,450,112
	Other Assets and Liabilities (Net) — 0.1%		66,843
	NET ASSETS — 100.0%		$109,516,955

*	1 day yield as of September 30, 2022.
†	Non-income producing security.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Funds

Statements of Assets and Liabilities

September 30, 2022

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Assets:
Investments, at value (Cost $265,810,317, $25,923,657, and $93,526,778, respectively)	$287,188,375	$29,549,656	$109,450,112
Receivable for Fund shares sold	45,824	—	2,002
Receivable for investments sold	—	149,558	—
Receivable from Adviser	52,560	10,011	23,460
Dividends and interest receivable	360,205	39,413	164,057
Prepaid expenses	80,819	30,056	45,765
Total Assets	287,727,783	29,778,694	109,685,396
Liabilities:
Payable for Fund shares redeemed	187,814	—	17,899
Payable for investment advisory fees	257,304	26,723	87,746
Payable for distribution fees	36,346	2,341	2,836
Payable for accounting fees	3,137	1,548	251
Payable for legal and audit fees	39,998	26,109	27,592
Payable for shareholder communications expenses	60,000	10,533	15,291
Payable for shareholder services fees	34,999	4,638	8,790
Payable for chief compliance officer compensation	5,073	531	1,896
Other accrued expenses	13,824	4,034	6,140
Total Liabilities	638,495	76,457	168,441
Net Assets	$287,089,288	$29,702,237	$109,516,955
Net Assets Consist of:
Paid-in capital	$234,286,499	$22,414,456	$90,660,250
Total distributable earnings	52,802,789	7,287,781	18,856,705
Net Assets	$287,089,288	$29,702,237	$109,516,955
Shares of Capital Stock, each at $0.0001 par value:
Class A:
Net assets	$162,428,020	$10,407,463	$12,751,687
Capital Shares outstanding	10,605,294	1,276,445	538,471
Net Asset Value and redemption price per share (500,000,000 shares authorized)	$15.32	$8.15	$23.68
Maximum offering price per share (NAV ÷ 0.9550, based on maximum sales charge of 4.50% of the offering price)	$16.04	$8.53	$24.80
Class I:
Net assets	$124,661,268	$19,294,774	$96,765,268
Capital Shares outstanding	8,140,205	2,276,728	4,096,035
Net Asset Value, offering, and redemption price per share (100,000,000 shares authorized)	$15.31	$8.47	$23.62

See accompanying notes to financial statements.

KEELEY Funds

Statements of Operations

For the Year Ended September 30, 2022

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $14,191, $3,614, and $12,429, respectively)	$9,711,031	$796,617	$3,130,765
Interest	43,700	4,012	19,592
Total Investment Income	9,754,731	800,629	3,150,357
Expenses:
Investment advisory fees	3,539,988	397,988	1,165,086
Distribution fees - Class A	496,745	33,635	37,443
Accounting fees	88,891	9,950	32,364
Custodian fees	22,498	7,968	9,916
Legal and audit fees	82,700	31,093	43,183
Chief compliance officer compensation	60,971	6,801	22,228
Registration expenses	41,621	34,919	36,099
Shareholder communications expenses	94,482	21,941	28,811
Shareholder services fees	301,322	39,466	87,547
Directors’ fees	104,470	11,791	37,739
Interest expense	—	37	41
Miscellaneous expenses	36,929	12,087	19,264

Total Expenses	4,870,617	607,676	1,519,721
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	(676,027)	(120,296)	(252,425)
Net Expenses	4,194,590	487,380	1,267,296
Net Investment Income	5,560,141	313,249	1,883,061
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	33,904,736	4,998,332	8,613,559
Net change in unrealized appreciation/depreciation:
on investments	(78,437,614)	(11,984,655)	(20,974,613)
Net Realized and Unrealized Loss on Investments	(44,532,878)	(6,986,323)	(12,361,054)
Net Decrease in Net Assets Resulting from Operations	$(38,972,737)	$(6,673,074)	$(10,477,993)

See accompanying notes to financial statements.

KEELEY Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	2022	2021	2022	2021	2022	2021

Operations:
Net investment income	$5,560,141	$4,036,792	$313,249	$344,643	$1,883,061	$1,270,979
Net realized gain on investments	33,904,736	41,131,705	4,998,332	11,291,275	8,613,559	12,558,045
Net change in unrealized appreciation/depreciation on investments	(78,437,614)	101,632,137	(11,984,655)	6,834,588	(20,974,613)	28,904,666
Net Increase/(Decrease) in Net Assets Resulting from Operations	(38,972,737)	146,800,634	(6,673,074)	18,470,506	(10,477,993)	42,733,690
Distributions to Shareholders:
Accumulated earnings
Class A	(24,859,390)	(2,376,650)	(3,449,755)	(721,095)	(176,883)	(138,427)
Class I	(20,594,995)	(2,281,323)	(7,203,314)	(1,544,841)	(1,857,451)	(1,363,118)
Total Distributions to Shareholders	(45,454,385)	(4,657,973)	(10,653,069)	(2,265,936)	(2,034,334)	(1,501,545)

Capital Share Transactions:
Proceeds from shares issued
Class A	5,219,993	9,257,299	116,123	377,990	196,572	310,393
Class I	8,366,286	52,555,581	683,743	2,035,784	4,097,441	33,044,010
	13,586,279	61,812,880	799,866	2,413,774	4,294,013	33,354,403
Proceeds from reinvestment of distributions
Class A	23,874,106	2,262,795	3,409,566	700,093	155,577	122,701
Class I	20,375,835	2,250,021	7,174,338	1,538,399	1,853,609	1,359,904
	44,249,941	4,512,816	10,583,904	2,238,492	2,009,186	1,482,605
Cost of shares redeemed
Class A	(28,259,616)	(41,972,631)	(2,191,989)	(2,842,494)	(1,354,147)	(2,558,506)
Class I	(34,422,664)	(63,393,440)	(9,207,422)	(8,040,511)	(14,755,292)	(55,768,228)
	(62,682,280)	(105,366,071)	(11,399,411)	(10,883,005)	(16,109,439)	(58,326,734)
Net Decrease in Net Assets from Capital Share Transactions	(4,846,060)	(39,040,375)	(15,641)	(6,230,739)	(9,806,240)	(23,489,726)
Net Increase/(Decrease) in Net Assets	(89,273,182)	103,102,286	(17,341,784)	9,973,831	(22,318,567)	17,742,419
Net Assets:
Beginning of year	376,362,470	273,260,184	47,044,021	37,070,190	131,835,522	114,093,103
End of year	$287,089,288	$376,362,470	$29,702,237	$47,044,021	$109,516,955	$131,835,522

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small Cap Dividend Value Fund	2022	2021	2020	2019	2018
Class A
Net Asset Value, Beginning of Year	$19.71	$12.84	$15.86	$18.91	$19.27
Income from Investment Operations:
Net Investment Income(a)	0.27	0.18	0.21	0.32	0.26
Net Realized and Unrealized Gain/(Loss) on Investments	(2.27)	6.90	(2.97)	(1.44)	0.76
Total from Investment Operations	(2.00)	7.08	(2.76)	(1.12)	1.02
Distributions:
Net Investment Income	(0.29)	(0.21)	(0.26)	(0.30)	(0.25)
Net Realized Gain on Investments	(2.10)	—	—	(0.60)	(1.13)
Return of Capital	—	—	—	(1.03)	—
Total Distributions	(2.39)	(0.21)	(0.26)	(1.93)	(1.38)
Net Asset Value, End of Year	$15.32	$19.71	$12.84	$15.86	$18.91
Total Return †	(12.13)%	55.27%	(17.35)%	(5.67)%	5.44%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$162,428	$208,680	$157,732	$254,329	$13,836
Net Investment Income	1.46%	0.98%	1.49%	2.04%	1.34%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29%	1.29%	1.29%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.48%	1.47%	1.52%	1.45%	1.50%
Portfolio Turnover Rate	28%	26%	21%	71%	24%
Class I
Net Asset Value, Beginning of Year	$19.75	$12.87	$15.89	$18.94	$19.30
Income from Investment Operations:
Net Investment Income(a)	0.31	0.23	0.25	0.35	0.31
Net Realized and Unrealized Gain/(Loss) on Investments	(2.27)	6.91	(2.97)	(1.43)	0.76
Total from Investment Operations	(1.96)	7.14	(2.72)	(1.08)	1.07
Distributions:
Net Investment Income	(0.38)	(0.26)	(0.30)	(0.34)	(0.30)
Net Realized Gain on Investments	(2.10)	—	—	(0.60)	(1.13)
Return of Capital	—	—	—	(1.03)	—
Total Distributions	(2.48)	(0.26)	(0.30)	(1.97)	(1.43)
Net Asset Value, End of Year	$15.31	$19.75	$12.87	$15.89	$18.94
Total Return †	(11.97)%	55.60%	(17.08)%	(5.42)%	5.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$124,661	$167,682	$115,528	$184,944	$76,705
Net Investment Income	1.70%	1.22%	1.75%	2.17%	1.59%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04%	1.04%	1.04%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.23%	1.22%	1.27%	1.23%	1.25%
Portfolio Turnover Rate	28%	26%	21%	71%	24%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small-Mid Cap Value Fund	2022	2021	2020	2019	2018
Class A
Net Asset Value, Beginning of Year	$12.97	$8.84	$12.38	$14.55	$14.92
Income from Investment Operations:
Net Investment Income(a)	0.07	0.07	0.04	0.06	0.04
Net Realized and Unrealized Gain/(Loss) on Investments	(1.80)	4.64	(1.40)	(0.76)	1.18
Total from Investment Operations	(1.73)	4.71	(1.36)	(0.70)	1.22
Distributions:
Net Investment Income	(0.06)	(0.03)	(0.07)	(0.03)	(0.08)
Net Realized Gain on Investments	(3.03)	(0.55)	(2.11)	(1.44)	(1.51)
Total Distributions	(3.09)	(0.58)	(2.18)	(1.47)	(1.59)
Net Asset Value, End of Year	$8.15	$12.97	$8.84	$12.38	$14.55
Total Return †	(18.80)%	54.70%	(14.91)%	(4.11)%	8.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$10,407	$14,943	$11,515	$23,125	$43,302
Net Investment Income	0.63%	0.59%	0.43%	0.48%	0.25%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.39%	1.39%	1.39%	1.40%	1.39%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.69%	1.63%	1.68%	1.53%	1.47%
Portfolio Turnover Rate	33%	37%	21%	26%	27%
Class I
Net Asset Value, Beginning of Year	$13.37	$9.10	$12.69	$14.88	$15.20
Income from Investment Operations:
Net Investment Income(a)	0.09	0.10	0.07	0.09	0.07
Net Realized and Unrealized Gain/(Loss) on Investments	(1.86)	4.78	(1.44)	(0.77)	1.22
Total from Investment Operations	(1.77)	4.88	(1.37)	(0.68)	1.29
Distributions:
Net Investment Income	(0.10)	(0.06)	(0.11)	(0.07)	(0.10)
Net Realized Gain on Investments	(3.03)	(0.55)	(2.11)	(1.44)	(1.51)
Total Distributions	(3.13)	(0.61)	(2.22)	(1.51)	(1.61)
Net Asset Value, End of Year	$8.47	$13.37	$9.10	$12.69	$14.88
Total Return †	(18.61)%	55.08%	(14.69)%	(3.87)%	9.00%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$19,295	$32,101	$25,555	$43,060	$122,408
Net Investment Income	0.87%	0.83%	0.68%	0.71%	0.50%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.14%	1.14%	1.14%	1.15%	1.14%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.44%	1.38%	1.43%	1.28%	1.22%
Portfolio Turnover Rate	33%	37%	21%	26%	27%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Mid Cap Dividend Value Fund	2022	2021	2020	2019		2018
Class A
Net Asset Value, Beginning of Year	$26.40	$19.10	$22.60	$23.94		$21.85
Income from Investment Operations:
Net Investment Income(a)	0.34	0.18	0.26	0.29		0.19
Net Realized and Unrealized Gain/(Loss) on Investments	(2.73)	7.35	(3.26)	(0.67)		2.09
Total from Investment Operations	(2.39)	7.53	(3.00)	(0.38)		2.28
Distributions:
Net Investment Income	(0.33)	(0.23)	(0.31)	(0.32)		(0.19)
Net Realized Gain on Investments	—	—	(0.18)	(0.64)		—
Return of Capital	—	—	(0.01)	—		—
Total Distributions	(0.33)	(0.23)	(0.50)	(0.96)		(0.19)
Net Asset Value, End of Year	$23.68	$26.40	$19.10	$22.60		$23.94
Total Return †	(9.17)%	39.48%	(13.38)%	(1.45)%		10.47%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$12,752	$15,163	$12,611	$18,260		$31,987
Net Investment Income	1.23%	0.73%	1.25%	1.31%		0.84%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.20%	1.20%	1.20%	1.21	%(b)	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.40%	1.38%	1.40%	1.38%		1.47%
Portfolio Turnover Rate	14%	21%	22%	22%		19%
Class I
Net Asset Value, Beginning of Year	$26.39	$19.09	$22.59	$23.94		$21.84
Income from Investment Operations:
Net Investment Income(a)	0.40	0.25	0.31	0.35		0.25
Net Realized and Unrealized Gain/(Loss) on Investments	(2.72)	7.34	(3.26)	(0.69)		2.09
Total from Investment Operations	(2.32)	7.59	(2.95)	(0.34)		2.34
Distributions:
Net Investment Income	(0.45)	(0.29)	(0.36)	(0.37)		(0.24)
Net Realized Gain on Investments	—	—	(0.18)	(0.64)		—
Return of Capital	—	—	(0.01)	—		—
Total Distributions	(0.45)	(0.29)	(0.55)	(1.01)		(0.24)
Net Asset Value, End of Year	$23.62	$26.39	$19.09	$22.59		$23.94
Total Return †	(8.96)%	39.84%	(13.15)%	(1.24)%		10.78%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$96,765	$116,673	$101,482	$157,557		$124,114
Net Investment Income	1.48%	0.98%	1.51%	1.57%		1.09%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.95%	0.95%	0.95%	0.96	%(b)	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.15%	1.13%	1.15%	1.13%		1.22%
Portfolio Turnover Rate	14%	21%	22%	22%		19%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred tax expense during the year ended September 30, 2019. If the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.20% (Class A) and 0.95% (Class I), respectively.

See accompanying notes to financial statements.

KEELEY Funds, Inc.

Notes to Financial Statements

1. Organization. KEELEY Funds, Inc. (the Corporation) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-ended investment company. The Corporation consists of three series, KEELEY Small Cap Dividend Value Fund (Small Cap Dividend Value Fund), KEELEY Small-Mid Cap Value Fund (Small-Mid Cap Value Fund), and KEELEY Mid Cap Dividend Value Fund (Mid Cap Dividend Value Fund) (each a Fund, and collectively, the Funds), each with two classes of shares: Class A and Class I.

The investment objectives of each Fund are as follows:

●	Small Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

●	Small-Mid Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization.

●	Mid Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities of companies with a mid-sized market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

2. Significant Accounting Policies. As an investment company, the Corporation follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Corporation in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Keeley-Teton Advisors, LLC (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case the security will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC, at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs. Media General, Inc. was fair valued using methods approved by the Corporation’s Board as of September 30, 2022. No other securities were fair valued by the Funds as of September 30, 2022.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/22
SMALL CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$280,896,085	—	—	$280,896,085
Short Term Investment	6,292,290	—	—	6,292,290
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$287,188,375	—	—	$287,188,375

SMALL-MID CAP VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	28,691,733	—	—	28,691,733
Warrants (a)	1,802	—	—	1,802
Short Term Investment	856,121	—	—	856,121
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$29,549,656	—	—	$29,549,656

MID CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	105,666,651	—	—	105,666,651
Short Term Investment	3,783,461	—	—	3,783,461
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$109,450,112	—	—	$109,450,112

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Funds’ expenses. During the fiscal year ended September 30, 2022, Small Cap Dividend Value Fund’s and Mid Cap Dividend Value Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point, and the Small-Mid Cap Value Fund’s was approximately six basis points.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends. Upon notification from issuers, distributions received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the utilization of tax equalization and reversal of prior year Real Estate Investment Trust adjustments. These reclassifications, presented in the table below, have no impact on the NAVs of the Funds.

	Accumulated Earnings/ (Losses)	Paid-in Capital
Small-Mid Cap Value Fund	$(717,740)	$717,740
Mid Cap Dividend Value Fund	112,622	(112,622)

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund				Mid Cap Dividend Value Fund
	Year Ended		Year Ended				Year Ended
	September 30,		September 30,				September 30,
	2022	2021	2022		2021		2022	2021
Ordinary income (inclusive of short term capital gains)	$6,322,537	$4,657,973	$1,827,830		$199,962		$2,034,284	$1,501,545
Net long term capital gains	39,131,848	—	9,554,093		2,065,974		50	—
Total distributions paid	$45,454,385	$4,657,973	$11,381,923	*	$2,265,936	*	$2,034,334	$1,501,545

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

The Mid Cap Dividend Value Fund utilized $5,103,882 of capital loss carryforwards for the fiscal year ended September 30, 2022.

At September 30, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

	Small Cap		Mid Cap
	Dividend Value	Small-Mid Cap	Dividend Value
	Fund	Value Fund	Fund
Undistributed ordinary income (inclusive of short term capital gains)	$—	$400,908	$—
Undistributed long term capital gain	33,185,017	3,624,917	3,373,378
Unrealized appreciation	19,617,772	3,261,956	15,483,327
Total accumulated earnings	$52,802,789	$7,287,781	$18,856,705

At September 30, 2022, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2022:

	Small Cap		Mid Cap
	Dividend	Small-Mid Cap	Dividend
	Value Fund	Value Fund	Value Fund
Aggregate cost of investments	$267,570,603	$26,287,700	$93,966,785
Gross unrealized appreciation	$50,525,375	$7,397,541	$24,108,870
Gross unrealized depreciation	(30,907,603)	(4,135,585)	(8,625,543)
Net unrealized appreciation	$19,617,772	$3,261,956	$15,483,327

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2022, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreements and Other Transactions. The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (the Agreement) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, Small Cap Dividend Value Fund and Small-Mid Cap Value Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million, and 0.80% in excess of $700 million of the Fund’s average daily net assets. Mid Cap Dividend Value Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2023 (the Expense Cap Agreement), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

	Class A	Class I
Small Cap Dividend Value Fund	1.29%	1.04%
Small-Mid Cap Value Fund	1.39%	1.14%
Mid Cap Dividend Value Fund	1.20%	0.95%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the fiscal year ended September 30, 2022. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

As of September 30, 2022, the cumulative unreimbursed amounts which may be recovered by the Adviser are as follows:

	For the year ended	For the year ended	For the year ended
	September 30, 2020,	September 30, 2021,	September 30, 2022,
	expiring	expiring	expiring
	September 30, 2023	September 30, 2024	September 30, 2025	Total
Small Cap Dividend Value Fund	$773,620	$668,481	$676,027	$2,118,128
Small-Mid Cap Value Fund	142,211	109,462	120,296	371,969
Mid Cap Dividend Value Fund	297,386	236,330	252,425	786,141

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow Keeley-Teton to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. Keeley-Teton, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.

4. Distribution Plan. The Corporation’s Board has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A Shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A Shares by G.distributors, LLC (the Distributor), an affiliate of the Adviser, with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors.

For the fiscal year ended September 30, 2022, Small Cap Dividend Value Fund – Class A expensed $496,745 in distribution fees, of which $3,598 was paid to the Distributor; Small-Mid Cap Value Fund – Class A expensed $33,635 in distribution fees, of which $738 was paid to the Distributor; and Mid-Cap Dividend Value Fund – Class A expensed $37,443 in distribution fees, of which $566 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2022, the Adviser received $301,322, $39,466, and $87,547 from Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2022, other than short term securities, are as follows:

	Purchases	Sales
	(excluding U.S.	(excluding U.S.
	Government	Government
	Securities)	Securities)
Small Cap Dividend Value Fund	$96,948,743	$141,130,175
Small-Mid Cap Value Fund	12,728,411	23,360,413
Mid Cap Dividend Value Fund	17,699,955	28,688,460

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Distributor retained a total of $4,655 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2022, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund accrued $88,891, $9,950, and $32,364, respectively, in the Statements of Operations, in connection with the cost of computing these Funds’ NAVs.

As per the approval of the Board, the Funds are allocated a portion of the Chief Compliance Officer's compensation cost. For the year ended September 30, 2022, the Funds paid or accrued $90,000 in chief compliance officer compensation in the Statements of Operations.

The Adviser has an administration agreement for each of the Funds with Gabelli Funds, LLC, which has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

As of September 30, 2022, affiliates of the Funds beneficially owned shares of the Funds as set forth below:

	Small Cap		Mid Cap
	Dividend	Small-Mid Cap	Dividend
	Value Fund	Value Fund	Value Fund
Shares	1,835,581	374,817	1,654,852
Percent of total outstanding shares	10.32%	11.27%	37.24%

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $10,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, and the Chairman of the Audit Committee receives a $25,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Funds participate in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which they may each borrow up to 10% of their net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statements of Operations. At September 30, 2022, there were no borrowings outstanding under the line of credit.

During the fiscal year ended September 30, 2022, the Small-Mid Cap Dividend Value Fund borrowed $313,000 for three days at a weighted average interest rate of 1.37%. During the fiscal year ended September 30, 2022, the Mid Cap Dividend Value Fund borrowed $1,031,000 for one day at a weighted average interest rate of 1.36%. The Small Cap Dividend Value Fund did not borrow under the line of credit during the fiscal year ended September 30, 2022.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

8. Capital Stock. The Funds offer two classes of shares - Class A Shares and Class I Shares. The public offering price for Class A Shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I Shares is the net asset value. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.

Transactions in shares of capital stock were as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2022	2021	2022	2021
Class A
Shares sold	280,385	489,501	11,434	31,402	7,118	12,319
Shares issued upon reinvestment of distributions	1,284,071	121,521	322,265	65,491	5,987	4,863
Shares redeemed	(1,547,403)	(2,302,771)	(209,366)	(246,701)	(48,985)	(103,226)
Net increase/(decrease) in Class A Shares	17,053	(1,691,749)	124,333	(149,808)	(35,880)	(86,044)
Class I
Shares sold	445,812	2,704,070	59,057	154,571	150,324	1,258,384
Shares issued upon reinvestment of distributions	1,096,382	119,807	653,401	139,854	70,435	53,733
Shares redeemed	(1,894,185)	(3,309,705)	(836,791)	(700,348)	(546,072)	(2,207,560)
Net decrease in Class I Shares	(351,991)	(485,828)	(124,333)	(405,923)	(325,313)	(895,443)

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund (constituting KEELEY Funds, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

KEELEY Funds, Inc.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, each Fund has established a liquidity risk management program (collectively, the LRM Program) to govern their approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that each Fund is primarily invested in highly liquid securities and, accordingly, continue to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, each Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to each Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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2020 Tax Notice to Shareholders (Unaudited)

KEELEY Small Cap Dividend Value Fund – During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income dividends totaling $0.2935 and $0.3795 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2022, the Fund paid to shareholders long term capital gains totaling $39,131,848. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2022, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.42% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Small-Mid Cap Value Fund – During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income dividends totaling $0.0614 and $0.0962 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2022, the Fund paid to shareholders long term capital gains totaling $9,554,093. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2021, 35.34% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 37.03% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.12% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Mid Cap Dividend Value Fund – During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income dividends totaling $0.3261 and $0.4481 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2022, the Fund paid to shareholders long term capital gains totaling $50. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2022, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.59% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement (the Advisory Agreement), the Board, including a majority of the Directors who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 16, 2022:

1) The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds and the Adviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year (where applicable) average annual total return for the periods ended June 30, 2022, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (each, a Performance Peer Group). Each Fund’s performance against its respective Performance Peer Group was considered by the Board as providing an objective comparative against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that Mid Cap Dividend Value Fund (KMDVF), on a total return basis, was in the fifth quintile for the one year, three year, and five year periods, and in the third quintile for the ten year period. Small-Mid Cap Value Fund (KSMVF), on a total return basis, was in the third quintile for the one year period and fourth quintile for the three year, five year, and ten year periods. Small Cap Dividend Value Fund (KSDVF), was in the first quintile for the one year period, fourth quintile for the three year and five year periods, and fifth quintile for the ten year period. Discussion and questions followed.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out their responsibilities under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and their affiliates from the relationship with the Funds.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser, and its affiliates from their relationships with the Funds, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (each, an Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that for KMDVF the advisory fee and the total expense ratio are above the median, as compared with the Expense Peer Group. With respect to KSMVF, the Board noted that the advisory fee and the total expense ratio are above the median, as compared with the Expense Peer Group. In connection with their review of KSDVF, the Board noted that the advisory fee and the total expense ratio is above the median, as compared with the Expense Peer Group. The Board noted that each of the Funds operated pursuant to an expense limitation agreement with the Adviser, wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2021. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Funds. The Board considered that the Adviser does use soft dollars in connection with its management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant.

6) Conclusion.

Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Keeley Funds

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of its Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Funds’ Statement of Additional Information includes additional information about the Keeley Funds’ Directors and is available, without charge, upon request, by calling 800-422-3554 or by writing to the Keeley Funds at 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Nicholas F. Gallucio[5] Co-Chairman and Director Age: 72	Since 2017	8	Co-Chairman of Teton Advisors, Inc. (Since 2021); Former President and Chief Executive Officer of Teton Advisors, Inc. (2008-2021); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

Kevin M. Keeley Co-Chairman, Director and President Age: 55	Co-Chairman and Director since 2017, President since 2015	3	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015- 2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)	Director of Teton Advisors, LLC and Keeley-Teton Advisors, LLC (Investment Advisers)

INDEPENDENT DIRECTORS[6]:
Laura D. Alter Director Age: 62	Since 2014	3	Retired since 2010; previously Managing Director and Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	—

Anthony S. Colavita[5,7] Director Age: 61	Since 2017	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

James P. Conn[5] Director Age: 84	Since 2017	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Jerome J. Klingenberger Director Age: 67	Since 1999	3	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	—

Sean Lowry Director Age: 68	Since 1999	3	Retired since 2015; formerly Executive Vice President, Pacor Mortgage Corp. (1992-2015)	—

Michael J. Melarkey[5] Director Age: 72	Since 2017	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura[5] Director Age: 54	Since 2017	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Kevin M. Keeley President Age: 55	Since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015- 2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)

John C. Ball[5] Treasurer Age: 46	Since 2018	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Thomas E. Browne Jr. Vice President Age: 59	Since 2018	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Senior VicePresident, Portfolio Manager of Keeley Asset Management Corp. (2009-2017)

Peter Goldstein[5] Secretary and Vice President Age: 69	Since 2018	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz[5] Chief Compliance Officer Age: 63	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

1	Address: 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604, unless otherwise noted.

2	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended By-Laws and Amended and Restated Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	“Interested Directors” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” of the Company because of his position as President and Chief Executive Officer of Teton. Mr. Keeley is considered an “interested person” because of his position as Executive Chairman of Keeley-Teton.

5	Address: One Corporate Center, Rye, NY 10580-1422.

6	Directors who are not interested persons are considered “Independent” Directors.

7	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of other funds which are part of the Fund Complex.

Keeley Funds and Your Personal Privacy

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

●	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income, and date of birth.

●	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information, and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic, and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former customers to nonaffiliated third parties, except as permitted by law. G.distributors, LLC. is the Distributor and Keeley-Teton Advisors, LLC. is the Investment Adviser for the Keeley Funds and are both affiliates of the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-3554. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

141 West Jackson Blvd., Suite 2150

Chicago, Illinois 60604

General and Account Information:

800-422-3554

fax: 312-786-5003

website: keeleyfunds.com

e-mail: info@keeleyteton.com

Board of Directors

LAURA D. ALTER Former Managing Director and Senior Partner of Fixed Income, Harris Investments	NICHOLAS F. GALLUCCIO* Co-Chairman, President, and Chief Executive Officer Teton Advisors, Inc.	SEAN LOWRY Former Executive Vice President, Pacor Mortgage Corp.

ANTHONY S. COLAVITA Attorney, Anthony S. Colavita, P.C.	KEVIN M. KEELEY* Co-Chairman, Executive Chairman, and President Keeley -Teton Advisors, LLC President, Keeley Funds, Inc.	MICHAEL J. MELARKEY Of Counsel, McDonald Carano Wilson LLP

JAMES P. CONN Former Managing Director and Chief Investment Officer, Financial Security Assurance Holdings Ltd.	JEROME J. KLINGENBERGER Executive Vice President and Chief Financial Officer Grayhill, Inc.	KUNI NAKAMURA President of Advanced Polymer, Inc.

*Interested Directors
Officers

KEVIN M. KEELEY President	JOHN C. BALL Treasurer	PETER GOLDSTEIN Secretary

RICHARD J. WALZ Chief Compliance Officer	THOMAS E. BROWNE Jr. Vice President

Investment Adviser	Distributor
Keeley-Teton Advisors, LLC	G.distributors, LLC
Custodian	Legal Counsel
State Street Bank and Trust Company	Paul Hastings LLP

This report is submitted for the information of the shareholders of the KEELEY Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABKLQ122SR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Jerome Klingenberger and Kuni Nakamura are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,666 in 2021 and $67,900 in 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,180 in 2021 and $15,930 in 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2022.

(e)	(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $15,180 in 2021 and $15,939 in 2022.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	December 1, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 1, 2022

* Print the name and title of each signing officer under his or her signature.